SCHEDULE 14A
                               (Amendment No. 1)

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]


Check the appropriate box:

[ ]  Preliminary proxy statement.

[X]  Definitive proxy statement.

[ ]  Definitive additional materials.
[ ]  Soliciting material under Rule 14a-12.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).


                             THE GERMANY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):


[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:


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

May 29, 2003


Dear Shareholder,

         You recently received a Proxy Statement from The Germany Fund, Inc. regarding the upcoming Annual Meeting of Stockholders on June 24, 2003 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, Fifth Floor Auditorium, New York, New York 10019. The Proxy Card accompanying that Proxy Statement incorrectly listed the names of two of the Directors standing for election at the upcoming meeting. Detlef Bierbaum and Edward C. Schmults should have appeared on the Proxy Card under Proposal (1) in the place of Christian H. Strenger and Werner Warbrol.

         We have enclosed a revised Proxy Card correctly listing the names of the Director Nominees proposed for election at the upcoming Annual Meeting of Stockholders. Whether or not you have already returned the Proxy Card previously sent to you, please promptly return the enclosed Proxy Card to The Germany Fund, Inc. The Proxy Card previously mailed to you cannot be used in connection with the election of Directors.

         Should you have any questions or need additional information, please contact Morrow & Co., Inc. at 445 Park Avenue, New York, New York 10022, or 1-800-654-2468.

         Thank you.

                                      PROXY
                             THE GERMANY FUND, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned stockholder of The Germany Fund, Inc, a Maryland corporation (the "Fund"), hereby appoints Richard T. Hale, Robert R. Gambee and Joseph Cheung, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 3:30 P.M., New York time, on June 24, 2003 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, Fifth Floor Auditorium, New York, New York 10019, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

         THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR, "FOR" PROPOSAL 2, AS DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES

1. FOR each of the nominees        WITHHOLD AUTHORITY        FOR all nominees except as
   for director listed below.   as to all listed nominees.   marked to the contrary below.

(INSTRUCTIONS: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

                                          Detlef Bierbaum
                                        Fred H. Langhammer
                                        Edward C. Schmults
                                         Eggert Voscherau



      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2

2. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2003

    FOR                        AGAINST                        ABSTAIN


3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

         Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corpora-tion or other entity or in another representative capacity, please give the full title under signature(s).


                                        -------------------------------------
                                                     Signature


                                        -------------------------------------
                                              Signature, if held jointly


                                        -------------------------------------
                                               Dated: __________, 2003




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